May 28, 2025

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Small Cap Growth Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Investment Funds I (the "Trust"), on behalf of BNY Mellon Small Cap Growth Fund (the "Fund"), a series of the Trust, and shareholders of the Fund, have approved a Plan of Liquidation and Dissolution (the "Plan") with respect to the Fund. The Plan provides for the liquidation of the Fund's assets, the pro rata distribution of the proceeds therefrom to the Fund's shareholders and the winding up of the Fund's affairs (the "Liquidation"). The Liquidation may result in one or more taxable events for shareholders subject to federal and/or state income tax. It is currently contemplated that the Liquidation of the Fund will occur on or about September 19, 2025 (the "Liquidation Date"). Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund may cease to pursue its investment objective and policies.

Effective April 7, 2025 (the "Closing Date"), the Fund closed to any investments for new accounts, except that new accounts can be established by participants in group retirement plans if the Fund was established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer no longer will be accepted after September 9, 2025. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer (but not by check) will be accepted after September 9, 2025.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.

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